Exhibit 23.2



              CONSENT OF INDEPENDENT PETROLUEM ENGINEER

   	As independent petroleum engineers, we hereby consent to the use of our name included herein or incorporated by reference in this Admendment No. 1 of McMoRan Exploration Co.'s Registration Statement on Form S-3 (File No. 333-95195) and to the reference to our estimates of reserves and present value of future net reserves as of December 31, 1999 incorporated by reference therein.

                                   /s/ Ryder Scott Company, L.P.
                                       RYDER SCOTT COMPANY, L.P.


Houston, Texas
February 4, 2000